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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              -------------------

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 7, 1999

                                 TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



     Delaware                         1-9494              13-3228013
(State or other jurisdiction       (Commission         (I.R.S. Employer
     of incorporation)             File Number)         Identification
                                                            Number)

727 Fifth Avenue, New York, New York         10022
 (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (212) 755-8000

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Item 5. Other Events.

     On January 7, 1999, Registrant announced its preliminary, unaudited sales figures for the period from November 1 to December 31, 1998. The text of the announcement is attached as Exhibit 99.1 hereto.

     On January 7, 1999, Registrant and Mitsukoshi, Ltd. announced that Registrant intends to file a registration statement with the Securities and Exchange Commission relating to a proposed underwritten secondary offering of up to 4,270,000 shares of Registrant's Common Stock held by Mitsukoshi. The text of the announcement is attached as Exhibit 99.2 hereto.

Item 7. Financial Statements and Exhibits.

     Listed below are the exhibits filed as part of this report:


EXHIBIT         DESCRIPTION
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99.1            Press release reporting worldwide net sales in
                November 1 - December 31, 1998 holiday period.

99.2 Press release announcing intention to register shares for sale by Mitsukoshi, Ltd.








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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        TIFFANY & CO.

                                        By: /s/ James N. Fernandez
                                           ----------------------------------

                                                James N. Fernandez
                                                Senior Vice President-Finance
                                                and Chief Financial Officer


Date: January 7, 1999












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                                EXHIBIT INDEX
                                -------------


EXHIBIT         DESCRIPTION
-------         -----------

99.1 Press release reporting worldwide net sales in November 1 - December 31, 1998 holiday period.

99.2 Press release announcing intention to register shares for sale by Mitsukoshi, Ltd.